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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
PROVANT, Inc.

     We hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 333-53473, 333-62109, 333-72857 and 333-86379).

                                                        /s/ KPMG LLP

                                                            KPMG LLP


Boston, Massachusetts
September 14, 1999